CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
INDEX TO UNAUDITED CONSOLDIATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

CONTENTS

Consolidated Financial Statements:

Consolidated Balance Sheet - As of September 30, 2007 (Unaudited)	F-2

Consolidated Statements of Operations -
For the Three and Nine Months Ended September 30, 2007 and 2006
(Unaudited)	F-3

Consolidated Statements of Cash Flows -
For the Nine Months Ended September 30, 2007 and 2006 (Unaudited)	F-4

Notes to Unaudited Consolidated Financial Statements	F-5 to F-16

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
September 30, 2007
(Unaudited)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$600,745
Accounts receivable, net of allowance for doubtful accounts of $413,385	4,842,458
Inventories, net of reserve for obsolete inventory of $267,939	1,045,841
Advances to suppliers	1,749,226
Prepaid expenses and other	17,743

Total Current Assets	8,256,013

PROPERTY AND EQUIPMENT - Net	6,510,616

OTHER ASSETS:
Deposit on long-term assets	5,913,886
Intangible assets, net of accumulated amortization	491,686
Investments in cost and equity method investees	99,766
Due from related parties	1,593,297

Total Assets	$22,865,264

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Loan payable	$665,106
Accounts payable	1,830,645
Accrued expenses	170,990
VAT and service taxes payable	14,666
Advances from customers	2,055,634
Income taxes payable	22,410

Total Current Liabilities	4,759,451

STOCKHOLDERS' EQUITY:
Common stock ($0.001 par value; 75,000,000 shares authorized;
36,577,704 shares issued and outstanding)	36,578
Additional paid-in capital	1,737,392
Retained earnings	15,476,309
Other comprehensive gain - cumulative foreign currency translation adjustment	855,534

Total Stockholders' Equity	18,105,813

Total Liabilities and Stockholders' Equity	$22,865,264

See notes to unaudited consolidated financial statements

CONSOLIDATED STATEMENTS OF OPERATIONS
CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

NET REVENUES	$8,000,293	$5,868,385	$16,589,475	$12,344,395

COST OF SALES	5,633,977	3,994,955	11,831,546	8,830,941

GROSS PROFIT	2,366,316	1,873,430	4,757,929	3,513,454

OPERATING EXPENSES:
Depreciation and amortization expense	68,607	91,224	207,875	223,432
Selling, general and administrative	223,164	322,829	566,106	545,524

Total Operating Expenses	291,771	414,053	773,981	768,956

INCOME FROM OPERATIONS	2,074,545	1,459,377	3,983,948	2,744,498

OTHER INCOME (EXPENSE):
Interest income	91	3,347	372	7,959
Interest expense	(9,946)	(2,723)	(31,360)	(13,474)
Other income from forgiveness of income and VAT taxes	6,771,442	-	6,771,442	-

Total Other Income (Expense)	6,761,587	624	6,740,454	(5,515)

INCOME BEFORE INCOME TAXES	8,836,132	1,460,001	10,724,402	2,738,983

INCOME TAXES	714,840	463,071	1,315,094	913,397

NET INCOME	$8,121,292	$996,930	$9,409,308	$1,825,586

COMPREHENSIVE INCOME:
NET INCOME	$8,121,292	$996,930	$9,409,308	$1,825,586

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	299,690	183,521	523,986	226,670

COMPREHENSIVE INCOME	$8,420,982	$1,180,451	$9,933,294	$2,052,256

NET INCOME PER COMMON SHARE:
Basic	$0.22	$0.03	$0.26	$0.05
Diluted	$0.22	$0.03	$0.26	$0.05

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	36,577,704	36,577,704	36,577,704	36,577,704
Diluted	36,577,704	36,577,704	36,577,704	36,577,704

See notes to unaudited consolidated financial statements

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended
	September 30,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,409,308	$1,825,586
Adjustments to reconcile net income from operations to net cash provided by (used in) operating activities:
Depreciation and amortization	441,590	428,232
Increase in allowance for doubtful accounts	182,882	253,567
Increase in reserve for inventory obsolescence	106,942	24,382
Other income from forgiveness of income and VAT taxes	(6,771,442)	-
Changes in assets and liabilities:
Accounts receivable	(2,538,272)	(1,717,524)
Inventories	426,386	(420,986)
Prepaid and other current assets	72,686	(2,019)
Advanced to suppliers	(127,886)	(87,155)
Accounts payable	1,161,510	(189,035)
Accrued expenses	22,058	(1,829,448)
VAT and service taxes payable	1,011,064	639,286
Income taxes payable	957,899	889,897
Advances from customers	1,830,260	(514,002)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	6,184,985	(699,219)

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in due from related parties	(486,032)	636,238
Deposit on long-term assets	(5,792,030)	-
Purchase of property and equipment	(8,290)	(25,593)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(6,286,352)	610,645

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable	260,561	(455,209)
Repayments of related party advances	-	484,663

NET CASH PROVIDED BY FINANCING ACTIVITIES	260,561	29,454

EFFECT OF EXCHANGE RATE ON CASH	20,161	3,798

NET INCREASE (DECREASE) IN CASH	179,355	(55,322)

CASH - beginning of year	421,390	230,179

CASH - end of period	$600,745	$174,857

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$31,360	$13,474
Income taxes	$-	$-

See notes to unaudited combined financial statements.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

China Winds Systems, Inc. (the “Company”) was incorporated in Delaware on June 24, 1987 under the name of Malex, Inc. On December 18, 2007, the Company’s corporate name was changed to China Wind Systems, Inc.

On November 13, 2007, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) among Fulland Limited, a Cayman Islands corporation (“Fulland”), the stockholders of Fulland, and Synergy Business Consulting,LLC (“Synergy”), the then principal stockholder of the Company, pursuant to which, simultaneously with the financing described in Note 10, (i) the Company issued 36,577,704 shares of common stock to the former stockholders of Fulland and (ii) purchased 8,006,490 shares of common stock from Synergy for $625,000 and cancelled such shares. The $625,000 payment was made from the proceeds of the financing. At the time of the closing under the Exchange Agreement and the financing, the Company was not engaged in any business activity and was considered a blank check shell.

The Company is the sole stockholder of Fulland. Fulland owns 100% of Green Power Environment Technology (Shanghai) Co., Ltd. (“Green Power”), which is a wholly foreign-owned enterprise (“WFOE”) organized under the laws of the Peoples’ Republic of China (“PRC” or “China”). Green Power is a party to a series of contractual arrangements (as fully described below) dated October 12, 2007 with Wuxi Huayang Dye Machine Co., Ltd. (“Huayang Dye Machine”) and Wuxi Huayang Electrical Power Equipment Co., Ltd. (“Huayang Electrical Power Equipment”, and together with Huayang Dye Machines, sometimes collectively referred to as the “Huayang Companies”), both of which are limited liability companies headquartered in, and organized under the laws of, the PRC.

Fulland is a limited liability company incorporated under the laws of the Cayman Islands on May 9, 2007, which was formed by the owners of the Huayang Companies as a special purpose vehicle for purposes of raising capital, in accordance with requirements of the PRC State Administration of Foreign Exchange (“SAFE”). Specifically, on May 31, 2007, SAFE issued an official notice known as Hi Zhong Fa [2007] No. 106 (“Circular 106”), which requires the owners of any Chinese company to obtain SAFE’s approval before establishing any offshore holding company structure for foreign financing as well as subsequent acquisition matters in China. Accordingly, the owners of the Huayang Companies, Mr. Jianhua Wu and Ms. Lihua Tang, submitted their application to SAFE in early September 2007. On October 11, 2007, SAFE approved their application, permitting these Chinese citizens to establish an offshore company, Fulland, as a special purpose vehicle for any foreign ownership and capital raising activities by the Huayang Group.

As of September 30, 2007, the Company has recapitalized the Company to give effect to the share exchange agreement discussed above. Under generally accepted accounting principles, the acquisition by the Company of Fulland is considered to be capital transactions in substance, rather than a business combination. That is, the acquisition is equivalent, in the acquisition by Fulland of the Company, then known as Malex, Inc., with the issuance of stock by Fulland for the net monetary assets of the Company. This transaction is accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the acquisition is identical to that resulting from a reverse acquisition, except that no goodwill is recorded. Under reverse takeover accounting, the comparative historical financial statements of the Company, as the legal acquirer, are those of the accounting acquirer, Fulland. Since Fulland and Greenpower did not have any business activities, the Company’s financial statements prior to the closing on the reverse acquisition, reflect only business of the Huayang Companies. The accompanying financial statements reflect the recapitalization of the stockholders’ equity as if the transactions occurred as of the beginning of the first period presented. Thus, the 36,577,704 shares of common stock issued to the former Fulland stockholders are deemed to be outstanding from December 31, 2004.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Wuxi Huayang Dyeing Machinery Co., Ltd.

Wuxi Huayang Dyeing Machinery Co., Ltd. (“Dyeing”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on August 17, 1995. Dyeing produces a variety of high and low temperature dyeing and finishing machinery.

Wuxi Huayang Electrical Equipment Co., Ltd.

Wuxi Huayang Electrical Equipment Co., Ltd. (“Electric”) a Chinese limited liability company and was formed under laws of the People’s Republic of China on May 21, 2004. Electric is a manufacturer of electric power auxiliary apparatuses (including coking equipment) and a provider of relevant engineering services. Electric equipment products mainly include various auxiliary equipment of power stations, chemical equipment, dust removal and environmental protection equipment, and metallurgy non- standard equipment. Additionally, Electric currently distributes large-scaled rolled rings to companies in the wind power industry, as well as to railway companies and heavy vehicle manufacturers.

As a result of the transaction effected by the Exchange Agreement, the Company’s business has become the business of the Huayang Companies.

Contemporaneously with the closing under the Exchange Agreement, the Company sold its 3% Convertible Notes in the principal amount of $5,525,000 to an investor group. The Company has agreed to amend its certificate of incorporation which will include the authorization of a class of preferred stock. The notes will be automatically converted into 14,118,034 shares of series A convertible preferred stock (“series A preferred stock”) and warrants to purchase a total of 18,829,755 shares of common stock upon the filing of the restated certificate of incorporation and a certificate of designation setting forth the rights, preferences, privileges and limitation of the holders of the series A preferred stock.

Basis of presentation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The Company’s consolidated financial statements include the financial statements of its wholly owned subsidiaries, Fulland and Greenpower, as well as Dyeing and Electric, which are variable interest entities whose financial statements are consolidated with those of the Company pursuant to FASB Interpretation No. 46R “Consolidation of Variable Interest Entities” (“FIN 46R”), an Interpretation of Accounting Research Bulletin No. 51. All significant intercompany accounts and transactions have been eliminated in the combination.

The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The accompanying consolidated financial statements for the interim periods are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. These consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2006 and notes thereto contained on elsewhere this Form 8-K. The results of operations for the nine months ended September 30, 2007 are not necessarily indicative of the results for the full fiscal year ending December 31, 2007.

The Company uses FASB Interpretation No. 46R "Consolidation of Variable Interest Entities" ("FIN 46R"), an Interpretation of Accounting Research Bulletin No. 51. FIN 46R requires a Variable Interest Entity (VIE) to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE's residual returns. VIEs are those entities in which the Company, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with ownership of the entities, and therefore the Company is the primary beneficiary of these entities. Dyeing and Electric are VIEs.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates in 2007 include the allowance for doubtful accounts, the allowance for obsolete inventory, the useful life of property and equipment and intangible assets, and accruals for taxes due.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable, loans payable, accounts payable and accrued expenses, customer advances, and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. At September 30, 2007, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $413,385.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company’s products are stated at the lower of cost or market utilizing the weighted average method. An allowance is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates. The Company recorded an inventory reserve of $ 267,939 at September 30, 2007.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment in non-marketable equity securities

Certain securities that the Company may invest in can be determined to be non-marketable. Non-marketable securities where the Company owns less than 20% of the investee are accounted for at cost pursuant to APB No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”). At September 30, 2007, the Company has a 5% membership interest in Wuxi Huayang Yingran Machinery Co. Ltd. (“Yingran”) amounting to $33,255 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company has a 33% member interest in Wuxi Huayang Boiler Company, Ltd. (“Boiler”) that it exerts significant influence over its operations, but does not control. Accordingly, the Company is applying the equity method of accounting for this investment. At September 30, 2006, the Company’s investment in Boiler amounted to $66,511 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company monitors its investment in non-marketable securities and will recognize, if ever existing, a loss in value which is deemed to be other than temporary.

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the nine months ended September 30, 2007.

Advances from customers

Advances from customers at September 30, 2007 of $2,055,634 consist of prepayments from third party customers to the Company for merchandise that had not yet shipped. The Company will recognize the deposits as revenue as customers take delivery of the goods, in compliance with its revenue recognition policy.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China and the United States. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”, which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

Product sales

Product sales are generally recognized when title to the product has transferred to customers in accordance with the terms of the sale. The Company recognizes revenue in accordance with the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements” as amended by SAB No. 104 (together, “SAB 104”), and Statement of Financial Accounting Standards (SFAS) No. 48 “Revenue Recognition When Right of Return Exists.” SAB 104 states that revenue should not be recognized until it is realized or realizable and earned. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

SFAS No. 48 states that revenue from sales transactions where the buyer has the right to return the product shall be recognized at the time of sale only if the seller’s price to the buyer is substantially fixed or determinable at the date of sale, the buyer has paid the seller, or the buyer is obligated to pay the seller and the obligation is not contingent on resale of the product, the buyer’s obligation to the seller would not be changed in the event of theft or physical destruction or damage of the product, the buyer acquiring the product for resale has economic substance apart from that provided by the seller, the seller does not have significant obligations for future performance to directly bring about resale of the product by the buyer, and the amount of future returns can be reasonably estimated.

The Company accounts for sales returns in accordance with Statements of Financial Accounting Standards (SFAS) No. 48, Revenue Recognition When Right of Return Exists, by establishing an accrual in an amount equal to its estimate of sales recorded for which the related products are expected to be returned. The Company determines the estimate of the sales return accrual primarily based on historical experience regarding sales return, but also by considering other factors that could impact sales returns. These factors include levels of inventory in the distribution channel, estimated shelf life, product discontinuances, price changes of competitive products, introductions of generic products and introductions of competitive new products.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. Substantially all of the Company’s cash is maintained with state-owned banks within the People’s Republic of China of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts. A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Shipping costs

Shipping costs are included in cost of sales and totaled $664 and $54,851 for the nine months ended September 30, 2007 and 2006, respectively.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising is expensed as incurred. Advertising expenses amounted to $0 and $1,621 for the nine months ended September 30, 2007 and 2006, respectively.

Foreign currency translation

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash at September 30, 2007 was $20,161.

Research and development

Research and development costs are expensed as incurred. For the nine months ended September 30, 2007 and 2006, research and development costs were not material.

Accumulated other comprehensive income

Accumulated other comprehensive income consisted of unrealized gains on currency translation adjustments from the translation of financial statements from Chinese RMB to US dollars. For the nine months ended September 30, 2007, accumulated other comprehensive income was $523,986.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“SFAS 109”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with SFAS 109, “Accounting for Income Taxes.” It prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact, if any, of FIN 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157), which provides guidance for how companies should measure fair value when required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principle (GAAP). SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

In December 2006, FASB Staff Position No. EITF 00-19-2, “Accounting for Registration Payment Arrangements,” was issued. The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.” The Company believes that its current accounting is consistent with the FSP. Accordingly, adoption of the FSP had no effect on its financial statements.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115”, under which entities will now be permitted to measure many financial instruments and certain other assets and liabilities at fair value on an instrument-by-instrument basis. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact, if any, the adoption of SFAS 159 will have on its financial statements.

NOTE 2 - INVENTORIES

At September 30, 2007, inventories consisted of the following:

Raw materials	$1,313,780

Less: Reserve for obsolete inventory	(267,939)
$1,045,841

NOTE 3 - PROPERTY AND EQUIPMENT

At September 30, 2007, property and equipment consist of the following:

	Useful Life
Office equipment and furniture	5-8 Years	$73,028
Manufacturing equipment	10 - 15 Years	3,422,428
Vehicles	5 Years	61,230
Building and building improvements	20 - 40 Years	5,476,819
		9,033,505
Less: accumulated depreciation		(2,522,889)

		$6,510,616

For the nine months ended September 30, 2007 and 2006, depreciation expense amounted to $433,785 and $420,753, of which $225,910 and $197,321 is included in cost of sales, respectively.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 4 - INTANGIBLE ASSETS

The Company has land use rights pursuant to an agreement with the Chinese government. The land use rights are valued at a fixed amount RMB 3,995,995, fluctuated by the exchange rate. At September 30, 2007, the land use rights are valued at $524,079. Under the terms of the agreement, the Company has rights to use certain land until October 30, 2053. The Company amortizes these land use rights over the term of the land use right, which is the 50 year period beginning November 1, 2003. For the nine months ended September 30, 2007 and 2006, amortization expense amounted to $7,805 and $7,479, respectively.

		2007
Land Use Rights	Estimated Life 50 year	$531,552
Less: Accumulated Amortization		(39,866)
		$491,686

Amortization expense attributable to future periods is as follows:

Year ending December 31:
2007	$2,658
2008	10,631
2009	10,631
2010	10,631
Thereafter	457,135
$491,686

NOTE 5 - LOAN PAYABLE

At September 30, 2007, the Company had loans with two banks in the amount of $665,106. The loans bear interest at rates ranging from 6.633% to 6.9345% per annum. Of the $665,106 that was outstanding at September 30, 2007, $266,042 was due and paid back in December 2007 and remaining $399,064 is due in February 2008 (See Note 11).

NOTE 6 - RELATED PARTY TRANSACTIONS

Due from related parties

From time to time, the Company advanced funds to companies partially owned by the Company for working capital purposes. These advances are non interest bearing, unsecured and payable on demand. At September 30, 2007, the Company had a receivable from affiliated entities partially owned by the Company of $377,860. Through monthly payments, the affiliated companies intend to repay these advances. At September 30, 2007, due from related parties was due from the following;

Name	Relationship		Amount
Wuxi Huayang Yingran Machinery Co. Ltd.	5% cost method investee		$171,864

Wuxi Huayang Boiler Company Ltd. (“Boiler”)	33.33% equity method investee and common ownership	(A)	205,996

			$377,860

The spouse of the Company’s chief executive officer has two bank accounts in her name that have been assigned to the Company and are being used by the Company in its operations. At September 30, 2007, the balance in these bank accounts amounted to $1,215,437 and has been reflected as due from related parties on the accompanying consolidated balance sheet.

(A) The remaining 66.67% are owned by Lihua Tang (40%), a director and wife of the Company’s CEO, and Haoyang Wu (26.67%), the son of the Company’s CEO and a shareholder.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 6 - RELATED PARTY TRANSACTIONS (continued)

In July 2007, the Company agreed to acquire long-term assets from Boiler. As of September 30, 2007, payments totaling $5,913,886 have been made to Boiler and have been reflected on the accompanying consolidiated balance sheet as Deposits on Long-term Assets. Based on the contract, the remaining balance of $5,963,109 will be paid in the first quarter of fiscal year 2008.

NOTE 7 - INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes’’ (‘‘SFAS 109’’). SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Realization of deferred tax assets are dependent upon future earnings, if any, of which the timing and amount are uncertain.

The operations of the Company are in China and are governed by the Income Tax Law of the People's Republic of China and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, the Company is subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax).

Business Tax and Value Added Tax

The Company is subject to value added tax (“VAT”) for manufacturing products and business tax for services provided. The applicable VAT tax rate is 17% for products sold in the PRC, and the business tax rate is 5% for services provided in PRC. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company paid value added taxes (“VAT”) and business tax based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued. In the event that the PRC tax authorities dispute the date of which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty, which can range from zero to five times the amount of the taxes which are determined to be late or deficient. In the event that a tax penalty is assessed on late or deficient payments, the penalty will be expensed as a period expense if and when a determination has been made by the taxing authorities that a penalty is due. At September 30, 2007, the Company has accrued $14,666 of value-added and service taxes.

The Chinese local government granted the Huayang Companies a special tax waiver to exempt and release any additional corporate income tax and value added tax liabilities and any related penalties as of September 30, 2007 and for all periods prior to September 30, 2007. Total tax exemption for the nine months ended September 30, 2007 is summarized as follows:

VAT tax exemption	$2,527,183
Income tax exemption	4,206,021
Others	38,238
Total	$6,771,442

The Company is not subject to US taxation since no operations are conducted in the US and no revenue was generated in the US and for the periods covered, the Company was not a US entity.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 8 - SEGMENT INFORMATION

The following information is presented in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. For the nine months ended September 30, 2007 and 2006, the Company operated in two reportable business segments - (1) the manufacture of dyeing & finishing equipment and (2) the manufacture of electrical and wind equipment. The Company's reportable segments are strategic business units that offer different products. They are managed separately based on the fundamental differences in their operations.

Information with respect to these reportable business segments for the nine months ended September 30, 2007 and 2006 is as follows:

	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical & Wind Equipment	Total
2007

Net Revenues	$14,487,221	$2, 102,254	$16,589,475

Cost of Sales (excluding depreciation)	10,259,754	1,571,792	11,831,546
Operating expenses (excluding depreciation and amortization)	463,571	102,535	566,106
Depreciation and Amortization	207,624	251	207,875
Interest Income	(372)	-	(372)
Interest Expense	-	31,360	31,360
Other Income	(5,918,301)	(853,141)	(6,771,442)
Income Tax Expense	1,137,797	177,297	1,315,094

Net Income	$8,337,148	$1,072,160	$9,409,308

Total Assets	$17,494,718	$5,370,546	$22,865,264

	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical Equipment	Total

2006

Net Revenues	$12,159,238	$185,157	$12,344,395

Cost of Sales (excluding depreciation)	8,653,159	177,782	8,830,941
Operating expenses (excluding depreciation and amortization)	525,486	20,038	545,524
Depreciation and Amortization	220,748	2,684	223,432
Interest Income	(7,804)	(155)	(7,959)
Interest Expense	13,474	-	13,474
Income Tax Expense	908,878	4,519	913,397

Net Income (Loss)	$1,845,297	$(19,711)	$1,825,586

Total Assets	$11,922,778	$2,650,455	$14,573,233

Asset information by reportable segment is not reported to or reviewed by the chief operating decision maker and, therefore, the Company has not disclosed asset information for each reportable segment. All of the Company’s assets are located in China.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 9 - OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from the sale of machinery to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other manufacturers of machinery, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These Chinese companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

NOTE 10 - STATUTORY RESERVES

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital or members’ equity. Appropriations to the statutory public welfare fund are at a minimum of 5% of the after tax net income determined in accordance with PRC GAAP. Commencing on January 1, 2006, the new PRC regulations waived the requirement for appropriating retained earnings to a welfare fund. As of December 31, 2006, the Company appropriated 50% of its registered capital to statutory reserves for Dyeing. For the nine months ended September 30, 2007, statutory reserve activity is as follows and is included in retained earnings.

	Dyeing	Electric	Total
Balance - December 31, 2006	$72,407	$58,762	$131,169

Additional to statutory reserves	-	107,216	107,216

Balance - September 30, 2007	$72,407	$165,978	$238,385

NOTE 11 - SUBSEQUENT EVENTS

(a) On November 13, 2007, the Company executed and consummated the transactions contemplated by the “Exchange Agreement.”. At the closing of this transaction, the Company issued 36,577,704 shares of common stock to the Fulland Shareholders in exchange for 100% of the common stock of Fulland. Concurrently, Synergy, which was then the Company’s majority stockholder, received $625,000, for which it transferred 8,006,490 shares of common stock to the Company which shares were then cancelled by the Company. Immediately after the closing , the Company had a total of 36,987.214 shares of common stock outstanding, with Fulland Shareholders (and their assignees) owning approximately 99% of the outstanding shares of common stock. The balance held by those who held China Wind’s common stock prior to the Closing.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 11 - SUBSEQUENT EVENTS (continued)

On November 13, 2007, concurrently with the closing, the Company entered into a securities purchase agreement with three accredited investors including Barron Partners LP (the “Investors”). Pursuant to the agreement, the Company issued and sold to the Investors, for $5,525,000, the Company’s 3% convertible subordinated notes in the principal amount of $5,525,000. The notes are automatically converted into an aggregate of (i) 14,787,135 shares of series A preferred stock and (ii) warrants to purchase 11,176,504 shares of Common Stock at $0.58 per share, 5,588,252 shares of Common Stock at $0.83 per share, and 2,065,000 shares at $0.92 per share upon the filing of the Restated Certificate, as described in the following paragraph, with the Secretary of State of Delaware and the creation of the series A preferred stock. Until the Restated Certificate is filed, the notes may be converted into an aggregate of (i) 14,787,135 shares of the common stock, subject to adjustment, and (ii) warrants to purchase 11,176,504 shares of Common Stock at $0.58 per share, 5,588,252 shares of Common Stock at $0.83 per share, and 2,065,000 shares at $0.92 per share; provided, that if the Company does not file a Restated Certificate and certificate of designation for the series A preferred stock as required by the note and the securities purchase agreement, the notes may be converted into 33,616,891 shares of common stock. The notes bear interest at the rate of 3% per annum; however, the conversion of the notes is based on the principal of the notes and no adjustment is made for the interest. The initial conversion price of the notes is $0.374 per share.

On November 13, 2007, the Company’s board of directors unanimously adopted, and the holders of a majority of the issued and outstanding common stock approved a restated certificate of incorporation (the “Restated Certificate”) to increase the number of authorized shares of capital stock from 75,000,000 to 210,000,000 shares, of which (i) 150,000,000 shares shall be designated as common stock with a par value of $.001 per share, and (ii) 60,000,000 shares shall be designated as preferred stock with a par value of $.001 per share. The board of directors also approved, upon the filing of the Restated Certificate, the creation of a series of preferred stock, designated as the series A preferred stock. The Company has filed an information statement with the Securities and Exchange Commission. The Company may file the Restated Certificate 20 days after the information statement is mailed to stockholders.

Pursuant to the purchase agreement, in addition to the foregoing:

•
The Company agreed to have appointed such number of independent directors that would result in a majority of its directors being independent directors, that the audit committee would be composed solely of independent directors and the compensation committee would have a majority of independent directors within 90 days after the closing, which would be February 11, 2008. Failure to meet this date will result in liquidated damages commencing February 12, 2008, until the date on which the requirement is satisfied. Thereafter, if the Company does not meet these requirements for a period of 60 days for an excused reason, as defined in the Purchase Agreement, or 75 days for a reason which is not an excused reason, this would result in the imposition of liquidated damages.

•
The Company agreed to have a qualified chief financial officer who may be a part-time chief financial officer until February 13, 2008. If the Company cannot hire a qualified chief financial officer promptly upon the resignation or termination of employment of a former chief financial officer, the Company may engage an accountant or accounting firm to perform the duties of the chief financial officer. In no event shall the Company either (i) fail to file an annual, quarter or other report in a timely manner because of the absence of a qualified chief financial officer, or (ii) not have a person who can make the statements and sign the certifications required to be filed in an annual or quarterly report under the Securities Exchange Act of 1934..

•
No later than February 11, 2008, the Company will have an audit committee comprised solely of not less than three independent directors and a compensation committee comprised of at least three directors, a majority of which shall be independent directors.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 11 - SUBSEQUENT EVENTS (continued)

•
Liquidated damages for failure to comply with the preceding three covenants are computed in an amount equal to 12% per annum of the purchase price, up to a maximum of 12% of the purchase price, which is $663,000, which is payable in cash or series A preferred stock, at the election of the investors.

•
The Company and the investors entered into a registration rights agreement pursuant to which the Company agreed to file, by January 12, 2008, a registration statement covering the common stock issuable upon conversion of the series A preferred stock and exercise of the warrants and to have the registration statement declared effective by June 11, 2008. The failure of the Company to have the registration statement declared effective by June 11, 2008 and other timetables provided in the registration rights agreement would result in the imposition of liquidated damages, which are payable through the issuance of additional shares of series A preferred stock at the rate of 4,860 shares of series A preferred stock for each day, based on the proposed registration of all of the underlying shares of common stock, with a maximum of 1,770,000 shares. The number of shares issuable per day is subject to adjustment if the Company cannot register all of the required shares as a result of the Securities and Exchange Commission’s interpretation of Rule 415. The registration rights agreement also provides for additional demand registration rights in the event that the investors are not able to register all of the shares in the initial registration statement.

•	The Investors have a right of first refusal on future financings.

•
Until the earlier of November 13, 2011 or such time as the Investors shall have sold all of the underlying shares of common stock, the Company is restricted from issuing convertible debt or preferred stock.

•
Until the earlier of November 13, 2010 or such time as the Investors have sold 90% of the underlying shares of common stock, the Company’s debt cannot exceed twice the preceding four quarters earnings before interest, taxes, depreciation and amortization.

•
The Company’s officers and directors agreed, with certain limited exceptions, not to publicly sell shares of common stock for 27 months or such earlier date as all of the convertible securities and warrants have been converted or exercised and the underlying shares of common stock have been sold.

•	The Company paid Barron Partners $30,000 for its due diligence expenses.

•
The Company entered into an escrow agreement pursuant to which the Company issued its 3% convertible promissory note due March 31, 2008 in the principal amount of $3,000,000. Upon the filing of the Restated Certificate and the certificate of designation relating to the series A preferred stock, this note will be automatically converted into 24,787,135 shares of series A preferred stock. The note and the series A preferred stock issuable upon conversion of the note are to be held in escrow subject to the following.

o
14,787,135 shares are held pursuant to the following provisions. If, for either the year ended December 31, 2007 or 2008, the Company’s pre-tax earnings per share are less than the target numbers, all or a portion of such shares are to be delivered to the Investors. If, for either year, the pre-tax earnings are less then 50% of the target, all of the shares are to be delivered to the Investors. If the shortfall is less than 50%, the number of shares to be delivered to the Investors is determined on a formula basis.

o
The target number for 2007 is $0.08316 per share, and the target number for 2008 is $0.13131 per share. The per share numbers are based on all shares that are outstanding or are issuable upon exercise or conversion of all warrants or options, regardless of whether such shares would be used in computing diluted earnings per share under GAAP.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 11 - SUBSEQUENT EVENTS (continued)

o
If the Company does not file its Form 10-KSB for either 2007 or 2008 within 30 days after the filing is required, after giving effect to any extension permitted by Rule 12b-25 under the Securities Exchange Act of 1934, any shares remaining in escrow shall be delivered to the Investors.

o
The remaining 10,000,000 shares of series A preferred stock are to be delivered to the Investors in the event that, based on the Company’s audited financial statements for 2007 or 2008 the Company or certain affiliated companies owes any taxes to the PRC government or any authority or taxing agency of the PRC. For each $1.00 of such tax liability, four shares of series A preferred stock are to be delivered to the Investors.

•
With certain exceptions, until the Investors have sold all of the underlying shares of Common Stock, if the Company sells common stock or issues convertible securities with a conversion or exercise price which is less than the conversion price of the preferred stock, the conversion price of the series A preferred stock and the exercise price of the warrants is reduced to the lower price.

•
The warrants have a term of five years, and expire on November 13, 2012. The warrants provide a cashless exercise feature; however, the holders of the warrants may not make a cashless exercise during the twelve months commencing on November 13, 2007 in the case of the $0.58 warrants, and during the eighteen (18) period commencing on November 13, 2007 in the case of the $0.83 warrants and $0.92 warrants, and after these respective periods only if the underlying shares are not covered by an effective registration statement.

•
The warrants provide that the exercise price of the warrants may be reduced by up to 90% if the Company’s pre-tax income per share of common stock, on a fully-diluted basis as described above, is less than $0.08316 per share for 2007 and $0.13131 per share for 2008.

(b) In December 2007, the Company paid and borrowed approximately $266,000 from a financial institution. The note bears interest ranging from 6.633% to 6.9345% per annum and is due in June 2008.